As filed with the Securities and Exchange Commission on December 20, 2024

1933 Act Registration No. 033-16905

1940 Act Registration No. 811-05309

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 265	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 265	☒

Nuveen Investment Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 917-7700

Mark J. Czarniecki Vice President and Secretary 901 Marquette Avenue Minneapolis, MN 55402 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

Title of Securities Being Registered: Common Stock.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☒	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 265

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for Nuveen Small/Mid Cap Growth Opportunities Fund (formerly, Nuveen Mid Cap Growth Opportunities Fund).

Part B—The Statement of Additional Information for Nuveen Small/Mid Cap Growth Opportunities Fund (formerly, Nuveen Mid Cap Growth Opportunities Fund).

Part C—Other Information

Signatures

Exhibit Index

Exhibits

The Information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus dated December 20, 2024
Subject to Completion

Mutual Funds	__ ______ 2024

Fund Name	Class A	Class R6	Class I
Nuveen Small/Mid Cap Growth Opportunities Fund (formerly Nuveen Mid Cap Growth Opportunities Fund)	FRSLX	FMEFX	FISGX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Prospectus

Table of Contents

Section 1 Fund Summary

Nuveen Small/Mid Cap Growth Opportunities Fund  2

Section 2 How We Manage Your Money

Who Manages the Fund 9

More About Our Investment Strategies 11

What the Risks Are 12

Section 3 How You Can Buy and Sell Shares

What Share Classes We Offer 20

How to Reduce Your Sales Charge 24

How to Buy Shares 26

Special Services 28

How to Sell Shares 29

Section 4 General Information

Dividends, Distributions and Taxes 33

Distribution and Service Payments 34

Net Asset Value 36

Frequent Trading 37

Fund Service Providers 38

Section 5 Financial Highlights

Nuveen Small/Mid Cap Growth Opportunities Fund 39

Appendix—Variations in Sales Charge Reductions and
Waivers Available Through Certain Intermediaries A-1

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 Fund Summary

Nuveen Small/Mid Cap Growth Opportunities Fund
(formerly Nuveen Mid Cap Growth Opportunities Fund)

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 20 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-

57 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R6	Class I
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	%	%	%
Total Annual Fund Operating Expenses	%	%	%
Fee Waivers and/or Expense Reimbursements[2]	( )%	( )%	( )%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	%	%	%

1 Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

2 The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2026 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to July 31, 2026 only with the approval of the Board of Directors of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not

2	Section 1 Fund Summary

renewed beyond July 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class R6	Class I
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was xx% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization and mid-capitalization growth companies. Small-capitalization and mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2500 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2024, the range of the index was $___ million to $___ billion. Growth companies are those that are constituents of at least one of the following indexes on the last business day of the month in which its most recent reconstitution was completed: Russell 3000 Growth Index, S&P 1500 Growth Index and MSCI World IMI Growth Index.

In selecting stocks, the Fund’s sub-adviser invests in companies that it believes exhibit the potential for superior growth based on factors such as above-average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Section 1 Fund Summary	3

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Fund’s sub-adviser to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Industrials Sector Risk—The Fund currently invests a significant portion of its assets in the industrials sector, although this may change over time. Industrials companies are affected by various factors, including the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological

4	Section 1 Fund Summary

changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.

Information Technology Sector Risk—The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Fund’s assets can decline.

Small- and Mid-Cap Company Risk—Securities of small-cap companies involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations and lower liquidity, than security prices of larger, more established companies or broader market averages in general. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap securities may be slightly less volatile than small-cap securities, they still involve similar risks.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to February 28, 2025 reflects the Fund’s performance using investment strategies that differed from those currently in place. In view of these changes, the Fund’s performance record prior to this date might be less pertinent for investors considering whether to purchase shares of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1 Fund Summary	5

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

 * The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2024, the Fund’s highest and lowest quarterly returns were ____%
and ____%, respectively, for the quarters ended __________ and __________.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. Previously, the Fund used the Russell Midcap® Growth Index as a benchmark index. Effective February 28, 2025, the Russell 2500™ Growth Index replaces the Russell Midcap® Growth Index as a benchmark index because it more closely reflects the Fund's investible universe. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

6	Section 1 Fund Summary

Average Annual Total Returns
for the Periods Ended
December 31, 2024
	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	1/9/95	%	%	%
Class A (return after taxes on distributions)		%	%	%
Class A (return after taxes on distributions and sale of Fund shares)		%	%	%
Class R6 (return before taxes)	2/28/13	%	%	%
Class I (return before taxes)	12/28/89	%	%	%
Russell 3000® Index[1]
(reflects no deduction for fees, expenses or taxes)		%	%	%
Russell 2500™ Growth Index[2]
(reflects no deduction for fees, expenses or taxes)		%	%	%
Russell Midcap® Growth Index[3]
(reflects no deduction for fees, expenses or taxes)		%	%	%
Lipper Mid-Cap Growth Funds Classification Average[4]
(reflects no deduction for taxes or sales loads)		%	%	%

[1]

An index designed to measure the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

[2]

An index designed to measure the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

[3]

An index designed to measure the performance of the mid-cap growth segment of the U.S. equity universe, and includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

[4]	Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gregory J. Ryan, CFA	Managing Director	March 2019

Jon A. Loth, CFA	Managing Director	February 2025
Thomas W. Conklin Jr., CFA	Managing Director	February 2025

Section 1 Fund Summary	7

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund directly from the Fund (for certain share classes) or through a financial advisor or other financial intermediary on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A	Class R6	Class I
Eligibility and Minimum Initial Investment

Available only through certain financial intermediaries or by contacting the Fund directly as described in the prospectus.

$2,500 for all accounts except:

• $2,000 for Traditional/
Roth IRA accounts and Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8	Section 1 Fund Summary

Section 2 How We Manage Your Money

To help you better understand the Fund, this section includes a detailed discussion of the Fund's investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Who Manages the Fund

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2024, Nuveen, LLC managed approximately $___ trillion in assets, of which approximately $____ billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Fund. Nuveen Asset Management manages the investment of the Fund's assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The Fund is managed by multiple portfolio managers, who are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Each portfolio manager may be responsible for different aspects of the Fund’s management. For example, one manager may be principally responsible for selecting appropriate investments for the Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing the Fund’s investments, along with their relevant experience. The Fund’s portfolio managers may change from time to time.

Section 2 How We Manage Your Money	9

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Nuveen Asset Management*	Total

NUVEEN SMALL/MID CAP GROWTH OPPORTUNITIES FUND

Gregory J. Ryan, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (equity portfolio management)	2007	1998

Jon A. Loth, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (equity portfolio management)	2004	1994

Thomas W. Conklin Jr., CFA Managing Director	Nuveen Asset Management and other advisory affiliates (equity portfolio management and research)	2012	2001

* Including tenure at affiliate or predecessor firms, as applicable

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the statement of additional information.

Management Fees

The management fee schedule for the Fund consists of two components: a Fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors and, as of May 1, 2024, its affiliate Teachers Advisors, LLC.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.6000%
For the next $125 million	0.5875%
For the next $250 million	0.5750%
For the next $500 million	0.5625%
For the next $1 billion	0.5500%
For the next $3 billion	0.5250%
For the next $2.5 billion	0.5000%
For the next $2.5 billion	0.4875%
For net assets over $10 billion	0.4750%

As of December 31, 2024, the effective complex-level fee rate for the Fund was 0.____%.

As of May 1, 2024, the overall complex-level fee, payable monthly, begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.1600%. The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

*  See “Service Providers – Investment Adviser” in the statement of additional information for more detailed information about the complex-level fee and eligible complex-level assets.

10	Section 2 How We Manage Your Money

For the most recent fiscal year, the Fund paid Nuveen Fund Advisors _.__% of its average daily net assets in management fees (net of fee waivers and expense reimbursements).

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through July 31, 2026 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2026 may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Information regarding the Board of Directors’ approval of the investment management agreements is available in the Fund's Form N-CSR for the fiscal year ended October 31, 2024.

More About Our Investment Strategies

The Fund’s investment objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the Fund’s investment objective changes, you will be notified at least 60 days in advance.

The Fund has adopted a non-fundamental investment policy (the “Name Policy”) whereby the Fund, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization and mid-capitalization growth companies. The Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. As a result of having a Name Policy, the Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.

The Fund's investment policies may be changed by the Board of Directors without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Fund's principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the Fund's investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund's sub-adviser uses, or may use, to achieve the Fund's objective. You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Funds at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

The Fund invests in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities

Section 2 How We Manage Your Money	11

issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

Non-U.S. Investments

The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. The Fund’s investment in non-U.S. equity securities may include direct investment in securities of non-U.S. companies traded overseas as well as American Depositary Receipts (“ADRs”) and other types of depositary receipts.

The Fund may invest in issuers located in emerging markets. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Cash Equivalents and Short-Term Investments

As a non-principal investment strategy, the Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Fund's principal investment strategies. The Fund may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information. A list of the Fund’s portfolio holdings is available on the Fund’s website—www.nuveen.com/mutual-funds—by navigating to the Fund’s web page and clicking on the “Characteristics” link. By following this link, you can obtain a list of the Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Fund’s website ten business days after the end of the month. This information will remain available on the website until the Fund files with the Securities and Exchange Commission its annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Fund. These risks are listed alphabetically below. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in the Fund to be a long-term investment.

12	Section 2 How We Manage Your Money

Principal Risks

Active management risk: The Fund's sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund's sub-adviser may not produce the desired results. The sub-adviser’s judgment about markets, interest rates or the attractiveness, relative value, liquidity, or potential appreciation of a particular investment may not prove to be correct. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Fund's sub-adviser in connection with managing the Fund and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Fund service provider, may also adversely affect the ability of the Fund to achieve its investment goal.

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of the Fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund to the extent it invests in such non-U.S. securities.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Fund’s adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by the Fund to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on the Fund could include the inability to calculate net asset value, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error, and legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the asset, index or rate underlying the derivative contract. Changes in the value of a derivative may also create margin delivery or settlement obligations for the Fund.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features

Section 2 How We Manage Your Money	13

of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

The Fund may use derivatives to hedge risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

In addition, when the Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means the Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired.

Options contracts may expire unexercised, which may cause the Fund to realize a capital loss equal to the premium paid on a purchased option or a capital gain equal to the premium received on a written option.

Currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Emerging markets risk: The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. Emerging markets generally do not have the level of market efficiency and strict standards in accounting, auditing, financial reporting, recordkeeping and securities regulation to be on par with advanced economies. Additionally, certain emerging markets do not provide information to or cooperate with the Public Company Accounting Oversight Board or other U.S. regulators. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. Obtaining

14	Section 2 How We Manage Your Money

disclosures comparable to frequency, availability and quality of disclosures required by securities in the U.S. may be difficult. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Fund’s sub-adviser to evaluate local companies or their potential impact on the Fund’s performance. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Shareholder claims that are available in the U.S. (including derivative litigation), as well as regulatory oversight, authority and enforcement actions that are common in the U.S. by regulators, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. National policies (including sanctions programs) may limit the Fund’s investment opportunities including restrictions on investment in issuers or industries deemed sensitive to national interests.

Equity security risk: Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time. Even a long-term investment approach cannot guarantee a profit. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Adverse events in any part of the U.S. and global financial markets may have unexpected negative effects on equity markets. These events may at times result in unusually high market volatility, including short-term volatility, which could negatively affect Fund performance.

A variety of factors can negatively affect the price of a particular company's equity securities. These factors may include, but are not limited to: poor earnings, a loss of customers, a cut in dividends, certain management decisions, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Foreign investment risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, as well as armed conflicts and different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. If any of these events were to occur, the affected security may experience drastic declines. In the event of a seizure of assets by a non-U.S. government, the Fund could lose its entire investment in that particular country.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

• Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

Section 2 How We Manage Your Money	15

• Non-U.S. companies may not be subject to accounting, auditing, financial reporting or recordkeeping standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

• Non-U.S. markets may be less liquid and more volatile and may be more difficult to value than U.S. markets.

• The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments, including armed conflict or political, social or diplomatic events, particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

• Non-U.S. securities traded on foreign exchanges may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions. To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security.

• The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Some countries restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies. Non-U.S. countries may be subject to economic sanctions or other measures by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. In some cases, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.

16	Section 2 How We Manage Your Money

Growth stock risk: The growth stocks in which the Fund invests tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Growth stocks may be more expensive relative to their earnings or assets compared to other types of equity securities. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.

Industrials sector risk: The Fund currently invests a significant portion of its assets in the industrials sector, although this may change over time. The value of securities issued by industrials companies may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. World events and changes in government regulations, import controls, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Industrials companies may be adversely affected by liability for environmental damage and product liability claims. Industrials companies may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Other factors that may impact industrials companies include intense competition, consolidation, spending trends, economic cycles, delays in modernization, labor relations, and e-commerce initiatives.

Information technology sector risk: The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. Securities of companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Market risk: The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. As a result, the value of the Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.

Additionally, unexpected events and their aftermaths, including broad financial dislocations (such as the “great recession” of 2008-09), war, armed conflict, terrorism, the imposition of economic sanctions, bank failures (such as the March 2023 failures of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history), natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic first detected in December of 2019), may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or widespread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other

Section 2 How We Manage Your Money	17

operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent the Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of the Fund’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on the Fund. As inflation increases, the value of the Fund’s assets can decline.

Small- and mid-cap company risk: Securities of small-cap companies involve substantial risk. These companies, which can include start-up companies offering emerging products or services, may lack the management expertise, product diversification, and competitive strengths of larger companies. They may have limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Prices of small-cap securities may be subject to more abrupt or erratic movements than security prices of larger, more established companies or broader market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and lower liquidity. In some cases, there could be difficulties in selling the securities of small-cap companies at the desired time and price, especially in situations of increased market volatility where the Fund may experience high levels of shareholder redemptions. Small-cap companies may not be widely followed by the investment community, which may lower the demand for their securities. Securities at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” securities. These securities may be subject to extreme price volatility, as well as limited liquidity and limited research. While mid-cap securities may be slightly less volatile than small-cap securities, they still involve similar risks.

Non-Principal Risks

Large transactions risk: The Fund may experience adverse effects due to large purchases or redemptions of Fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by Fund shareholders, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the Fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the Fund may have to borrow money to do so. In such an instance, the Fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Fund’s returns. In addition, until the Fund is able to sell securities to meet redemption requests, the Fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the Fund’s performance. Similarly, large Fund share purchases may adversely affect the Fund’s performance to

18	Section 2 How We Manage Your Money

the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the Fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Section 2 How We Manage Your Money	19

Section 3 How You Can Buy and Sell Shares

The Fund offers multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

What Share Classes We Offer

The different share classes offered by the Fund are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of the Fund’s assets. These fees are paid to Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen, LLC and the distributor of the Fund, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act"), that allows the Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each share class of the Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in the Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this prospectus.

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Internal Revenue Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or

20	Section 3 How You Can Buy and Sell Shares

457 of the Internal Revenue Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Fund and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00

* You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

Class A shares are available through certain financial intermediaries or by contacting the Fund directly. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Section 3 How You Can Buy and Sell Shares	21

Class R6 Shares

Eligible investors can purchase Class R6 shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans, health savings accounts and 529 savings plans. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $1,000. The Distributor may waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1,000,000 in the Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

• Financial Intermediary Accounts;

• Direct Purchasers;

• Qualified retirement plans held in plan-level or omnibus accounts;

• Foundations and endowment funds;

• Any state, county, or city, or its instrumentality, department, authority or agency;

• 457 plans, including 457(b) governmental entity plans and tax exempt plans;

• Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

• Investment companies;

• Corporations, including corporate non-qualified deferred compensation plans of such corporations;

• Collective investment trusts;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors or other affiliates of TIAA;

• Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Class R6 shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

22	Section 3 How You Can Buy and Sell Shares

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Certain employer-sponsored retirement plans.

• Certain bank or broker-affiliated trust departments.

• Advisory accounts of Nuveen Fund Advisors and its affiliates.

• Investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary.

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

• Certain financial intermediary personnel, and their immediate family members.

• Certain other institutional investors described in the statement of additional information.

Section 3 How You Can Buy and Sell Shares	23

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary's fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Please refer to the statement of additional information for more information about Class A, Class R6 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent Deferred Sales Charges

If you redeem Class A shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and Reductions,” in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

How to Reduce Your Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Fund will waive or reduce the CDSC imposed on redemptions of certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A Sales Charge Reductions

• Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of the Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen mutual fund.

24	Section 3 How You Can Buy and Sell Shares

• Letter of Intent. Subject to certain requirements, you may purchase Class A shares of the Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of the Fund may be purchased at net asset value without a sales charge as follows:

• Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).

• Shares purchased through the reinvestment of Nuveen mutual fund dividends and capital gain distributions.

• Shares purchased for accounts held directly with the Fund that do not have a financial intermediary of record.

• Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.

• Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

• Current and former trustees/directors of the Nuveen Funds.

• Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

• Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

Section 3 How You Can Buy and Sell Shares	25

• Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Fund or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen mutual fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

CDSC Waivers and Reductions

The CDSC payable upon the redemption of Class A shares that were purchased at net asset value without a sales charge because the purchase amount equaled or exceeded $1,000,000, may be waived or reduced under the following circumstances:

• In the event of total disability of the shareholder.

• In the event of death of the shareholder.

• For certain redemptions made pursuant to a systematic withdrawal plan.

• For redemptions in connection with a payment of account or plan fees.

• For redemptions of accounts not meeting required minimum balances.

• For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.

• For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

• For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account due to the shareholder reaching the qualified age based on applicable laws and regulations.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Generally, the NYSE and its affiliated exchanges are closed on weekends and national holidays. The share price you pay depends on when

26	Section 3 How You Can Buy and Sell Shares

the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Fund. In addition, the availability of Class A shares through a financial intermediary will depend on the policies of the intermediary.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Fund

Eligible investors may purchase shares directly from the Fund.

• By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of the Fund, calculated after the Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither the Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Funds at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

• By mail. You may open an account directly with the Fund and buy shares by completing an application and mailing it along with your check to: Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of the Fund.

Section 3 How You Can Buy and Sell Shares	27

• On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Fund’s website. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

• By telephone. Existing shareholders with direct accounts may also process account transactions via the Fund’s automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

The Distributor does not have a customer relationship with you solely by virtue of acting as principal underwriter and distributor for the Fund. The Distributor does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets. You make the ultimate decision regarding whether to buy or sell any Nuveen Fund.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Funds at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in the Fund’s systematic investment plan. You can stop the deductions at any time by notifying the Fund in writing.

• From your bank account. You can make systematic investments of $100 or more per month by authorizing the Fund to draw pre-authorized checks on your bank account.

• From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

• Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen mutual fund account of the same share class.

The Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

28	Section 3 How You Can Buy and Sell Shares

Systematic Withdrawal

If the value of your Fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Class A shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day, which is any day the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that

Section 3 How You Can Buy and Sell Shares	29

day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Fund.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Fund

• By mail. You can sell your shares at any time by sending a written request to the Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Your request must include the following information:

• The Fund’s name;

• Your name and account number;

• The dollar or share amount you wish to redeem;

• The signature of each owner exactly as it appears on the account;

• The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

• The address where you want your redemption proceeds sent (if other than the address of record); and

• Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

• You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

• You have changed the address on the Fund’s records within the last 30 days; or

• You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

• On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click on the “Online Account

30	Section 3 How You Can Buy and Sell Shares

Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. Redemptions where the proceeds are payable by check may not exceed $100,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

• By telephone. If your account is held with the Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Redemptions where the proceeds are payable by check may not exceed $100,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

An Important Note About Telephone Transactions

Although Nuveen Funds has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine.

Also, you should verify your trade confirmations immediately upon receipt.

Accounts with Low Balances

The Fund charges an Annual Low Balance Account Fee of $15.00 per account (other than accounts holding Class R6 or Class I shares, but applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if the Fund balance falls below $1,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The Annual Low Balance Account Fee will not apply to the following types of accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other Nuveen mutual funds of $25,000 or more; accounts currently enrolled in a systematic investment plan; and accounts held through tuition (529) plan programs. However, the Annual Low Balance Account Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the Annual Low Balance Account Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the Annual Low Balance Account Fee at any time without advance notice to shareholders.

Section 3 How You Can Buy and Sell Shares	31

Meeting Redemption Requests

The Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Fund also may meet redemption requests through overdrafts at the Fund’s custodian, by borrowing under a credit agreement to which the Fund is a party, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the Securities and Exchange Commission. See “Investment Policies and Techniques—Borrowing” in the statement of additional information. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Fund generally pays redemption proceeds in cash, if the Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, the Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In this situation, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

32	Section 3 How You Can Buy and Sell Shares

Section 4 General Information

To help you understand the tax implications of investing in the Fund, this section includes important details about how the Fund makes distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Dividends, Distributions and Taxes

Dividends from net investment income, if any, are normally declared and paid annually. Any capital gains are normally distributed at least once each year. The Fund may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board's discretion.

Payment and Reinvestment Options

The Fund automatically reinvests your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen Funds at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

If the Fund has more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year, the Fund may, for such taxable year, elect to pass its non-U.S. tax credits through to shareholders.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Distributions from the Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gain distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the

Section 4 General Information	33

firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally treated the same as a sale.

Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Investors

The Fund is offered for sale in the United States and is not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Fund.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with the Fund, please contact Nuveen Funds at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with the Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Payments

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Fund’s shares. In this capacity, the Distributor manages the offering of the Fund’s shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, the Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

34	Section 4 General Information

Under the Plan, the Distributor receives a service fee for Class A shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments by the Fund

In addition to the distribution and service fees the Fund pays under the Plan and fees the Fund pays to its transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Fund, may enter into non-Plan agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen mutual funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen mutual fund shares and/or total assets of Nuveen mutual funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen mutual funds, the firm’s level of participation in Nuveen mutual fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen mutual fund shares and provide services to Nuveen mutual fund shareholders, and the asset class of the Nuveen mutual funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen mutual funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen mutual fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-

Section 4 General Information	35

transfer agency or similar fees paid to these firms with respect to these services by the Nuveen mutual funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Fund to you. The intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the intermediary’s organization.

Net Asset Value

The price you pay for your shares or the amount you receive upon redemption of your shares is based on the Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. The Fund’s latest net asset value per share is available on the Fund’s website at www.nuveen.com. Net asset value is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments traded on an exchange generally are valued at the last reported sales price or official closing price on the exchange, if available. If such market quotations are not readily available or are not considered reliable, a portfolio instrument will be valued at its fair value as determined in good faith using procedures approved by Nuveen Fund Advisors, subject to the oversight of the Board of Directors. For example, the fair value of a portfolio instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that the Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The price of a portfolio instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for

36	Section 4 General Information

an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Directors has designated Nuveen Fund Advisors as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations are made in accordance with procedures adopted by Nuveen Fund Advisors, subject to the oversight of the Board of Directors. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Frequent Trading

The Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the Fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Fund. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Fund has adopted a Frequent Trading Policy that seeks to balance the Fund’s need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Fund’s Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including exchange transactions, or a redemption and then subsequent purchase of Fund shares, including exchange transactions. Upon completion of a second round trip, the account will not be permitted to exchange in or purchase additional shares for a period of 90 days.

The Fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Fund. Despite the Fund’s efforts to detect and prevent frequent trading, the Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Fund through such accounts. Pursuant to these agreements, financial intermediaries may disclose to the Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at

Section 4 General Information	37

such intermediaries or at the Distributor may also limit the Fund’s ability to detect and prevent frequent trading. In addition, the Fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Fund’s Frequent Trading Policy and may be approved for use in instances where the Fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Fund does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.

The Fund reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Fund Service Providers

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian also provides certain accounting services to the Fund. The Fund's transfer, shareholder services and dividend paying agent, SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

38	Section 4 General Information

Section 5 Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Nuveen Small/Mid Cap Growth Opportunities Fund
(formerly Nuveen Mid Cap Growth Opportunities Fund)

		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
	Net Asset	Net	Net					Net Asset		Net	Expenses	Income (Loss)
	Value,	Investment	Realized/			From		Value,		Assets,	to Average	to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	End of	Net	Net	Turnover
October 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(b)	Period (000)	Assets(c)	Assets(c)(d)	Rate
Class A
2023	$19.43	$(0.11)	$0.15	$0.04	$—	$—	$—	$19.47	0.21%	$123,317	1.17%	(0.51)%	71%
2022	41.71	(0.14)	(11.98)	(12.12)	—	(10.16)	(10.16)	19.43	(36.06)	142,840	1.17	(0.60)	67
2021	34.24	(0.32)	12.82	12.50	—	(5.03)	(5.03)	41.71	38.97	252,552	1.17	(0.84)	89
2020	33.66	(0.09)	8.01	7.92	—	(7.34)	(7.34)	34.24	28.09	185,219	1.17	(0.29)	89
2019	36.79	(0.12)	3.48	3.36	—	(6.49)	(6.49)	33.66	13.43	172,912	1.17	(0.35)	90
Class R6
2023	30.52	(0.07)	0.22	0.15	—	—	—	30.67	0.49	2,550	0.83	(0.21)	71
2022	58.90	(0.09)	(18.13)	(18.22)	—	(10.16)	(10.16)	30.52	(35.86)	20,897	0.83	(0.25)	67
2021	46.46	(0.27)	17.74	17.47	—	(5.03)	(5.03)	58.90	39.45	31,945	0.83	(0.50)	89
2020	43.07	0.03	10.70	10.73	—	(7.34)	(7.34)	46.46	28.54	28,966	0.81	0.06	89
2019	44.94	0.01	4.61	4.62	—	(6.49)	(6.49)	43.07	13.85	26,329	0.79	0.02	90
Class I
2023	29.75	(0.08)	0.21	0.13	—	—	—	29.88	0.44	42,996	0.92	(0.26)	71
2022	57.74	(0.13)	(17.70)	(17.83)	—	(10.16)	(10.16)	29.75	(35.91)	71,478	0.92	(0.35)	67
2021	45.67	(0.31)	17.41	17.10	—	(5.03)	(5.03)	57.74	39.31	164,813	0.92	(0.58)	89
2020	42.49	(0.01)	10.53	10.52	—	(7.34)	(7.34)	45.67	28.38	150,875	0.92	(0.03)	89
2019	44.49	(0.05)	4.54	4.49	—	(6.49)	(6.49)	42.49	13.73	165,663	0.92	(0.12)	90

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	Includes voluntary compensation from Nuveen Fund Advisors.

Section 5 Financial Highlights	39

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Appendix to the Prospectus

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS
AVAILABLE THROUGH CERTAIN INTERMEDIARIES

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the prospectus. To the extent a financial intermediary notifies Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) or Nuveen Securities, LLC (the “Distributor”) of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the prospectus, such information provided by that intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase shares directly from the Fund or through another intermediary to receive these waivers or discounts.

The information provided below for a particular financial intermediary is reproduced based on information provided by that intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor.

As used below, the phrase “Nuveen-sponsored mutual fund(s)” means any mutual fund for which Nuveen Fund Advisors serves as the investment adviser.

AMERIPRISE FINANCIAL

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder;

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI;

• redemptions made in connection with a return of excess contributions from an IRA account;

• shares purchased through a Right of Reinstatement (as defined above); and

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

SALES WAIVERS AND REDUCTIONS IN SALES CHARGES AVAILABLE AT ROBERT W. BAIRD & CO. (“BAIRD”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from another Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in Class C Shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in this prospectus

• Shares bought due to returns of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

• Breakpoints as described in this prospectus

• Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Nuveen-sponsored mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of intent, which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds through Baird over a 13-month period of time

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after October 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Nuveen-sponsored mutual funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Nuveen-sponsored mutual fund assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Nuveen-sponsored mutual fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Nuveen-sponsored mutual fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load, and one of the following (“Right of Reinstatement”):

o The redemption and repurchase occur in the same account.

o The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining contingent deferred sales charge due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings of a Nuveen-sponsored mutual fund to Class A shares of the same fund.

CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH JANNEY MONTGOMERY SCOTT LLC

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Janney. Eligible Nuveen-sponsored mutual fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

• A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C Shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Nuveen-sponsored mutual fund assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases of any Nuveen-sponsored mutual fund, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH

Effective April 1, 2024, purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

• Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Shares purchased through a Merrill investment advisory program

• Brokerage class shares (e.g., Class A shares) exchanged from advisory class shares (e.g., Class I shares) due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• Shares purchased through the Merrill Edge Self-Directed platform

• Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• Shares exchanged from level-load shares (e.g., Class C shares) to front-end load shares (e.g., Class A shares) of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g. the Fund’s officers or trustees)

• Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a Nuveen-sponsored mutual fund; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

• Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))

• Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

• Shares sold due to return of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• Front-end or level-load shares (e.g., Class A or Class C shares) held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs,

SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

• Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of all Nuveen-sponsored mutual fund assets held in accounts in their Merrill Household

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases of any Nuveen-sponsored mutual fund at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

CLASS A SHARE FRONT-END SALES CHARGE WAIVERS AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH OPPENHEIMER & CO. INC.

Shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

• A shareholder in Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a Right of Reinstatement

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at OPCO. Eligible Nuveen-sponsored mutual fund assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS INVESTMENTS INC. (“PFSI”)

Policies Regarding Transactions Through PFSI

The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

Share Classes

• Class A shares are available only to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Nuveen-sponsored mutual funds held by the shareholder on the PSS Platform.

• It is the shareholder’s responsibility to inform PFSI of all eligible Nuveen-sponsored mutual fund assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Nuveen Fund purchased with a sales charge. No shares of Nuveen-sponsored mutual funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Nuveen Fund purchased on the PSS platform.

• Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares multiplied by Fund NAV).

Letter of Intent (“LOI”)

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Nuveen-sponsored mutual funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Nuveen-sponsored mutual funds on the PSS platform, or other facts qualifying the purchaser for this discount.

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in your Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

• Shares purchased through a Raymond James investment advisory program.

• Shares purchased of a Nuveen-sponsored mutual fund through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a Right of Reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

CLASS C TO CLASS A CONVERSIONS AVAILABLE AT U.S. BANCORP INVESTMENTS, INC.

Shareholders who hold the Fund’s Class C shares through a U.S. Bancorp Investments, Inc. (“USBI”) platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record and the shares are held in an omnibus account, will have their shares automatically converted at net asset value to Class A shares of the Fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.

CLASS A SALES CHARGE WAIVERS AVAILABLE ONLY THROUGH SPECIFIED INTERMEDIARIES

As described in the prospectus, Class A shares may be purchased at net asset without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases.

The following intermediaries have entered into such an agreement:

Baker & Co., Inc.
Cetera Advisor Networks LLC

Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Country Club Financial Services, Inc.
Cutter & Co. Brokerage Inc.
Davenport & Co. LLC
Devenir Investment Advisors, LLC
Fintrust Brokerage Services
First Kentucky Securities Corp.
First Western Securities
Gold Coast Securities, Inc.
Hewitt Financial Services LLC
Hilltop Securities Inc.
Infinex Investments, Inc.
J.P. Morgan Securities LLC
KMS Financial Services, Inc.
Mid-Atlantic Capital Corp.
OFG Financial Services, Inc.
Principal Securities Inc.
RDM Investment Services, Inc.
Register Financial Associates, Inc.
Shareholders Service Group Inc.
Southeast Investments, NC, Inc.
Stifel, Nicolaus & Co., Inc.
Waddell & Reed Inc.

As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
TD Ameritrade, Inc.
TD Ameritrade Clearing, Inc.
TIAA-CREF Individual & Institutional Services, LLC

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Nuveen Mutual Funds

Other Information for Fund Shareholders

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Fund included in this prospectus. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Funds at (800) 257-8787, on the Fund's website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.

Household Mailings

To lower costs and eliminate duplicate documents sent to your home, your Fund may mail only one copy of its summary prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call your Fund toll-free at (800) 257-8787.

The Fund is a series of Nuveen Investment Funds, Inc., whose Investment Company Act file number is 811-05309.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787

www.nuveen.com

MPR-MCGO-0225P

The Information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information dated December 20, 2024
Subject to Completion

_______________ __, 2024

Nuveen Small/Mid Cap Growth Opportunities Fund (formerly Nuveen Mid Cap Growth Opportunities Fund)

Ticker Symbols: Class A—FRSLX, Class R6—FMEFX, Class I—FISGX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated _______________ __, 2024 for Nuveen Small/Mid Cap Growth Opportunities Fund (the “Fund”), a series of Nuveen Investment Funds, Inc. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from the Fund, by written request to Nuveen Small/Mid Cap Growth Opportunities Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140, or by calling (800) 257-8787.

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Annual Report dated October 31, 2024, which is incorporated herein by reference and is available without charge by calling (800) 257-8787.

TABLE OF CONTENTS

GENERAL INFORMATION

Nuveen Investment Funds, Inc. (“NIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.” At a meeting held February 27, 2011, the Board of Directors approved the name “First American Investment Funds, Inc.” be changed to “Nuveen Investment Funds, Inc.”

NIF is organized as a series fund and currently issues its shares in 17 series. Each series of shares represents a separate investment portfolio with its own investment objective(s) and policies (in essence, a separate mutual fund).

The Fund is a diversified open-end management investment company. The Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Fund’s sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Nuveen Fund Advisors and its affiliate, Teachers Advisors, LLC (“TAL”), are both wholly owned subsidiaries of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As a result of their common ownership by Nuveen, LLC and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Shareholders may purchase shares of the Fund through separate classes, Class A, Class R6 and Class I shares. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A shares of the Fund. Except for the foregoing differences among the classes pertaining to costs and fees, each share of the Fund represents an equal proportionate interest in the Fund.

The Articles of Incorporation and Bylaws of NIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of NIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, the Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (7) below are fundamental and cannot be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund will not:

(1) Concentrate its investments in a particular industry. For purposes of this limitation, the U.S. government is not considered a member of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(4) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(5) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(6) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

(7) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitation set forth in number (1) above, according to the current interpretation by the Securities and Exchange Commission (“SEC”), the Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

For purposes of applying the limitation set forth in number (2) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 331/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number (7) above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Fund may not:

(1) Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(3) Invest directly in futures and options on futures to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures and Options on Futures.”

For purposes of number (1) above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund will reduce such holdings to at or below the 15% limit within a reasonable period of time. The term “illiquid investments” has the same meaning as given in Rule 22e-4 under the 1940 Act and associated guidance.

The Board of Directors has adopted guidelines and procedures under which the Adviser is to determine whether the following types of securities which may be held by the Fund are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization and mid-capitalization growth companies. As a result, the Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of its Name Policy. As permitted by Rule 35d-1, the Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, principal investment strategies, policies and techniques that appears in the Prospectus for the Fund. Additional information concerning principal investment strategies of the Fund, and other investment strategies that may be used by the Fund, is set forth below in alphabetical order.

If a percentage limitation on investments by the Fund stated in this SAI or its Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent the Fund is limited to investing in securities with specified ratings or of a certain credit quality, the Fund is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. In connection with the Fund’s ratings restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that the Fund may invest in securities rated as low as B, the Fund may invest in securities rated B-). Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A. The descriptions in Appendix A are provided for illustrative purposes only. The Fund may consider ratings given by Standard & Poor’s, Fitch, Moody’s or any other Nationally Recognized Statistical Rating Organization (“NRSRO”) or, for unrated securities, ratings assigned by the Sub-Adviser, when determining whether it is in compliance with the ratings and credit quality limitations on investments by the Fund stated in this SAI or the Prospectus.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Fund.

Borrowing

Joint Credit Agreement

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), is a party to a 364-day, approximately $2.7 billion credit agreement with a group of lenders (the “Credit Agreement”), which expires in June 2025, unless extended or renewed. The Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and being a Participating Fund results in other fees and expenses, which may increase the Fund’s net expenses and reduce the Fund’s return. In addition, borrowing by the Fund may create leverage by increasing the Fund’s investment exposure. This will result in any changes in the Fund’s net asset value, either positive or negative, being greater than they would have been if the Fund had not borrowed. Participating Funds have been allocated different first priority portions of the committed amount of the credit facility based primarily on the expected likelihood and extent of the need to borrow under the Credit Agreement. Administration, legal, arrangement, upfront and undrawn fees under the Credit Agreement are allocated among Participating Funds based upon these first priority portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund, while fees on any amounts drawn by a Participating Fund under the Credit Agreement are borne by that Participating Fund.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen Funds to participate in an inter-fund lending facility whereby the Nuveen Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen Funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no Nuveen Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no Nuveen Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Nuveen Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Nuveen Fund has a secured borrowing outstanding from any other lender, including but not limited to another Nuveen Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Nuveen Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Nuveen Fund may borrow through the inter-fund loan on a secured basis only; (4) no Nuveen Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Nuveen Fund’s inter-fund loans to any one Nuveen Fund shall not exceed 5% of the lending Nuveen Fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending Nuveen Fund and may be repaid on any day by a borrowing Nuveen Fund. In addition, a Nuveen Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Nuveen Fund’s investment objective(s) and investment policies. The Board of Directors of the Nuveen Funds is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Nuveen Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another Nuveen Fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Debt Securities

In addition to the debt securities described under “Short-Term Temporary Investments,” the Fund may invest in the debt securities described below. The Fund may invest up to 5% of its total assets in debt securities (provided that this limitation does not apply to debt securities described under “Short-Term

Temporary Investments”). These securities are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

U.S. Government Securities

The Fund may invest in U.S. government securities. The U.S. government securities in which the Fund may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are:

• direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

• notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

• notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

• notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “Agency Pass-Through Certificates” below for a description of these securities.

Agency Pass-Through Certificates

The Fund may invest in Agency Pass-Through Certificates. Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury

Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the Enterprise Regulatory Capital Framework (“ERCF”), FHLMC and FNMA have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for FHLMC and FNMA. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires FHLMC and FNMA, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements, and prescribed buffer amounts. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Corporate Debt Securities

The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt Obligations Rated Less Than Investment Grade

The Fund may invest in both investment grade and non-investment grade debt obligations. Investment-grade securities are defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Sub-Adviser. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” The Fund’s non-investment grade debt obligations are limited to securities rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality.

The “equity securities” in which the Fund invests may include debt obligations which are convertible into common stock (see “Convertible Securities” above). The Fund may invest in convertible securities that are rated less than investment grade, provided that the Fund may invest no more than 5% of its net assets in less than investment grade convertible securities.

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by the Fund defaulted, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for the Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of the Fund’s use of non-investment grade debt obligations may be more dependent on the Sub-Adviser’s own credit analysis than is the case with investment grade obligations.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Fund invests may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR) (which was phased out), the Federal Funds Rate, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by use of variable and floating rate securities.

LIBOR is an average interest rate, determined by the Intercontinental Exchange Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance and prohibitions. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). At this time, it is not possible to predict the effect of the establishment of any replacement rates or any other reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The Internal Revenue Service (the “IRS”) has issued regulations regarding the tax consequences of the transition from LIBOR or another interbank offered rate (“IBOR”) to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Fed”), as of the date of this SAI, has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures and Options on Futures,” the Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions and certain when-issued and delayed-delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, the Fund is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. The Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

The Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices and/or foreign currencies.In addition, the Funds may write put and call options on such financial instruments.Options on Securities. The Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and on stock and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. The Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Fund may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices, and (6) individual stocks. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Forward Currency Contracts and other Foreign Currency Transactions

The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following, among others, are types of currency management strategies involving forward contracts that may be used by the Fund. These Fund also may use currency futures contracts and options thereon and put and call options on foreign currencies for the same purposes.

Transaction Hedges. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Sub-Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund’s portfolio managers believe that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Limitations on the Use of CFTC-Regulated Futures and Options on Futures

The Fund will limit its direct investments in CFTC-regulated futures and options on futures (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer

Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The Fund must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

8) Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemakings is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or the Fund’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Equity Securities

Under normal circumstances, the Fund primarily invests in equity securities, which include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, convertible securities, participatory notes, interests in real estate investment trusts, common and preferred units of master limited partnerships, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not prescribed in advance but are declared at the discretion of a company’s board.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, common stockholders are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

• Factors affecting an entire industry, such as increases in production costs; and

• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.

The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

Like common stocks, preferred securities are also units of ownership in a company, but preferred securities normally have preference over common stocks in the payment of dividends and the liquidation of the company. In all other respects, however, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Warrants

The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants are issued by the issuer of a security and provide their holder the option to purchase that security upon the warrants’ exercise at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Participatory Notes

The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT.

Investing in REITs would subject the Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

Equity securities in which the Fund may invest include master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Foreign Securities

General. The Fund may invest in foreign securities, including securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets. The Fund may invest in securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability, which may include armed conflicts; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; (vii) less stringent regulation of accounting, auditing, financial reporting, recordkeeping and securities regulation, which could render financial information and related audits to be unreliable and unverifiable and affect the Fund’s ability to evaluate potential portfolio companies; and (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries. Additionally, the degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is highly uncertain. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi- governmental authority act as custodian of the Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts. The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in EDRs, GDRs and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

Additional Market Disruption Risk. In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and other western nations, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities which may prohibit the Fund from selling or transacting in these securities and potentially impact the Fund’s liquidity. Additional sanctions may be imposed in the future. Such sanctions may adversely impact, among other things, the Russian economy and various sectors of the global economy, including but not limited to, the financials, energy, metals and mining, engineering and defense sectors. The sanctions and any related boycotts, tariffs, and financial restrictions imposed on Russia’s government, companies and certain individuals may cause a decline in the value and liquidity of Russian securities; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which the Fund invests.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund, particularly with respect to Russian exposure.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however the Fund bear the risk that the securities lending agent may default on its contractual obligations to the Fund. The Fund also bear the market risk with respect to the investment of the cash collateral used to secure the loan. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investments to meet its obligations to the borrower. The Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive cash collateral equal to not less than 100% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”

Other Investment Companies

The Fund may invest in other investment companies, such as open-end funds, closed-end funds, unit investment trusts, and ETFs registered under the 1940 Act, that invest primarily in Fund-eligible investments. Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When the Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, the Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

If the Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Private Investments in Public Equity

The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Repurchase Agreements

The Fund may invest in repurchase agreements. Ordinarily, the Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because the Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on the Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), the Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Royalty Trusts

The Fund may invest in publicly-traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. During such periods, the Fund may not be able to achieve its investment objective.

The Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

Special Purpose Acquisition Companies

The Fund may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years) or the SPAC will liquidate. The Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPES offering. See “Investment Policies and Techniques –Private Investments in Public Equity” for information about PIPES offerings.

Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs such as the Fund may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. An investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. Additionally, a significant portion of the funds raised by a SPAC may be expended during the search for a target acquisition or merger. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

The private companies that SPACs acquire are often unseasoned and lack a trading history, a track record of reporting to investors and widely available research coverage. Securities of SPAC-derived companies are thus subject to extreme price volatility and speculative trading. In addition, the ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing even greater price volatility and possible downward pressure during the time that locked-up shares are released.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund may be required to segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Sub-Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, the Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

MANAGEMENT

The management of NIF, including general supervision of the duties performed for the Fund by the Adviser under the management agreement with NIF, is the responsibility of the Board of Directors. The number of directors of NIF is 12, all of whom are not interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent directors”). None of the independent directors has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the directors and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each director oversees and other directorships they hold are set forth below. Except as noted in the table below, the directors of NIF are directors or trustees, as the case may be, of 215 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 147 open-end mutual funds, including the Fund (the “Nuveen Mutual Funds”), 46 closed-end funds and 22 exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Independent Directors:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Director	Term—Indefinite Length of Service— Since 2024	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	210

Board Member, Lumina Foundation (since 2018); and Waterside School (since 2021; Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Director	Term—Indefinite Length of Service— Since 2024	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	210

Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Co-Chair of the Board and Director	Term—Indefinite Length of Service— Since 2024. Co-Chair for term ending December 31, 2024.	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	215

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Director	Term—Indefinite Length of Service— Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	215	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Director	Term—Indefinite Length of Service— Since 2021

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

215

Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Director	Term—Indefinite Length of Service— Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

215

Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Director	Term—Indefinite Length of Service— Since 2013	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	215

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Loren M. Starr** 333 West Wacker Drive Chicago, IL 60606 1961	Director	Term—Indefinite Length of Service— Since 2024	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	214

Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Director	Term—Indefinite Length of Service— Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	215

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communication infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Director	Term—Indefinite Length of Service— Since 2011. Co-Chair for term ended June 30, 2024.

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

				215

Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Director	Term—Indefinite Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	215

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004), formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Co-Chair of the Board and Director	Term—Indefinite Length of Service— Since 2017. Co-Chair as of July 1, 2024 for term ending December 31, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	215	None.

* Mr. Boateng and Mr. Forrester were each elected or appointed as a board member of each of the Nuveen Funds except Nuveen Core Plus Impact Fund, Nuveen Multi-Asset Income Fund, Nuveen Multi-Market Income Fund, Nuveen Real Asset Income and Growth Fund, and Nuveen Variable Rate Preferred & Income Fund, for which each serves as a consultant.

** Mr. Starr was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which he serves as a consultant.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years
Officers of NIF:

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—One year Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term—One year Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Secretary	Term—One year Length of Service— Since 2013

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jordan M. Farris 333 West Wacker Drive Chicago, IL 60606 1980	Chief Administrative Officer (Principal Executive Officer)	Term—One year Length of Service— Since 2024	Head of Public Product Strategy and Development, Global Wealth, of Nuveen; Managing Director of Nuveen Fund Advisors, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term—One year Length of Service— Since 2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—One year Length of Service— Since 2011	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term—One year Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2022

Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2011

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2019

Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen/TIAA.

Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term—One year Length of Service— Since 2024

Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, TIAA Separate Account VA-1 and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—One year Length of Service— Since 2017	Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2011

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael M. Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—One year Length of Service— Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board of Directors (including the Board of Directors of NIF) or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Directors” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “directors”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain directors may instead serve as consultants, as indicated in the “Independent Directors” table included herein). In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are independent directors. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the directors have elected Mr. Kenny to serve as an independent Co-Chair of the Board for a one-year term expiring on December 31, 2024 and Mr. Young to serve as an independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024. Specific responsibilities of the Co-Chairs include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other directors, NIF’s officers and other Fund management personnel, and counsel to the independent directors. The Co-Chairs perform such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny and

Mr. Young, Co-Chairs, Mr. Nelson and Mr. Toth. During the fiscal year ended October 31, 2024, the Executive Committee met xxxx times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Mr. Moschner, Mr. Starr, Ms. Wolff and Mr. Young, each of whom is an independent director of the Nuveen Funds. Mr. Boateng, Mr. Moschner, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended October 31, 2024, the Audit Committee met xx times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Kenny and Mr. Young, Co-Chairs, Mr. Boateng, Mr. Forrester, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended October 31, 2024, the Nominating and Governance Committee met xxxx times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended October 31, 2024, the Dividend Committee met xxxx times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. During the fiscal year ended October 31, 2024, the Compliance Committee met xxxx times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended October 31, 2024, the Investment Committee met xxxx times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester and Ms. Medero, Co-Chairs, Mr. Boateng, Mr. Kenny, Mr. Thornton, Mr. Toth and Mr. Young. During the fiscal year ended October 31, 2024, the Open-End Funds Committee met xxxx times.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund from 2018 to 2023 and on the Management Committee for the TIAA Separate Account VA-1 from 2019 to 2023. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-

2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for the TIAA Separate Account VA-1 from 2007 to 2023. Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny, the Nuveen Funds’ Independent Co-Chair for a one year-term expiring on December 31, 2024, served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for the TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is also a Chartered Financial Analyst.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations,

Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank's representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President's Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for the TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From

September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Co-Chair for a six-month term from July 1, 2024 through December 31, 2024, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from

1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent director, (1) the aggregate compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid by the Fund for the fiscal year ended October 31, 2024, (2) the amount of total compensation paid by the Fund that has been deferred, and (3) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each director by the Nuveen Funds during the fiscal year ended October 31, 2024. Pursuant to the Board’s deferred compensation plan, a portion of the independent directors’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees payable from the Fund.

Name of Director	Aggregate Compensation From Fund	Amount of Total Compensation that Has Been Deferred	Total Compensation From Nuveen Funds Paid to Director
Joseph A. Boateng[1,2]	$	$	$
Jack B. Evans[3]
Michael A. Forrester[1,2]
William C. Hunter[3]
Thomas J. Kenny[1,2]
Amy B. R. Lancellotta
Joanne T. Medero
Albin F. Moschner
John K. Nelson
Loren M. Starr[1,2]
Matthew Thornton III
Terence J. Toth
Margaret L. Wolff
Robert L. Young

1 Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr were elected to the Board of Directors of the Nuveen Funds effective January 1, 2024.

2 “Total Compensation From Nuveen Funds Paid to Director” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr for the period presented includes compensation from College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”), as each was a member of the board and management committee of CREF and VA-1, respectively, during the period.

3 Mr. Evans and Dr. Hunter retired as Directors of the Nuveen Funds on December 31, 2023.

Prior to January 1, 2024, independent directors received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Open-End Funds Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Open-End Funds Committee and the Investment Committee received $20,000 each as additional retainers. Independent directors also received a fee of $5,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting was held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen Funds in an equitable manner, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances, fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting.

Effective January 1, 2024, independent directors receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000, increased to $35,000 as of January 1, 2025, for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $20,000, increased to $30,000 as of January 1, 2025, for membership on the Investment Committee; and (c) an annual retainer of $20,000, increased to $25,000 as of January 1, 2025, for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board receives $140,000, increased to $150,000 as of January 1, 2025, annually; the chair and/or co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $30,000, increased to $35,000 as of January 1, 2025, annually; the chair and/or co-chair of the Investment Committee receives $20,000, increased to $30,000 as of January 1, 2025, annually; and the chair and/or co-chair of the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee receive $20,000, increased to $25,000 as of January 1, 2025, annually. Directors will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

NIF does not have a retirement or pension plan. NIF is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent director may elect to receive distributions in a lump sum or over a period of two to 20 years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. Each officer of NIF serves without any compensation from the Fund. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each director’s beneficial ownership in the Fund, and (ii) each director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the director in the directors’ deferred compensation plan, based on the value of fund shares as of December 31, 2024:

Name of Director	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Joseph A. Boateng	$0	Over $100,000
Michael A. Forrester	$0	Over $100,000
Thomas J. Kenny	$0	Over $100,000
Amy B. R. Lancellotta	$0	Over $100,000
Joanne T. Medero	$0	Over $100,000
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Loren M. Starr	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

As of February 3, 2025, the officers and directors of NIF, in the aggregate, owned less than 1% of the shares of the Fund.

Other than as noted in the table below, as of February 3, 2025, none of the independent directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

The table below presents information on directors who own securities in companies (other than investment companies) that are advised by entities that are under common control with the Adviser as of December 31, 2023:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies[1]	Title of Class	Value of Securities[2]	Percent of Class [3]

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$64,792	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$973,390	6.01%

	KSHFO, LLC[4]	Global Agriculture II Investor Fund LP	None	$1,511,340	10.10%

1 The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

2 These amounts reflect the current value of holdings as of December 31, 2023. As of the date of this SAI, that is the most recent information available regarding the Companies.

3 These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

4 Mr. Kenny owns 6.6% of KSHFO, LLC.

Sales Loads

Directors of NIF and certain other Fund affiliates may purchase the Fund's Class R6 or Class I shares. See the Fund's Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of the Fund, with responsibility for the overall management of the Fund. The Adviser is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolio of the Fund. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Fund” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen, LLC, the investment management arm of TIAA.

For the management services and facilities furnished by the Adviser, the Fund has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Fund.”

The Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within the Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in the Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of the Fund as set forth in the Prospectus.

As of May 1, 2024, the overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.1600%. The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen Mutual Funds. Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by TAL (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of TAL-advised active equity and fixed income Nuveen Mutual Funds (except those identified above) on May 1, 2033. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. As of December 31, 2024, the effective complex-level fee rate for the Fund was 0.____%.

The following tables set forth the management fees (net of fee waivers and expense reimbursements) paid by the Fund and the fees waived and expenses reimbursed by the Adviser for the specified periods.

Management Fees Paid to the Adviser Net of Fee Waivers and Expense Reimbursements
Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024
$2,199,550	$1,446,685	$

Fee Waivers and Expense Reimbursements from the Adviser
Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024
$196,209	$165,519	$

In addition to the Adviser’s management fee, the Fund also pays a portion of NIF’s general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of the Fund. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Fund.

Portfolio Managers

Gregory J. Ryan, CFA, Jon A. Loth, CFA, and Thomas W. Conklin Jr., CFA, have primary responsibility for the day-to-day implementation of the investment strategies of the Fund.

Compensation

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, TAL, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Fund, as of October 31, 2024, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance-Based Fees

NUVEEN SMALL/MID CAP GROWTH OPPORTUNITIES FUND

Gregory J. Ryan	Registered Investment Companies			$0	$
	Other Pooled Investment Vehicles			$0	$
	Other Accounts			$0	$

Jon A. Loth	Regulated Investment Companies			$0	$
	Other Pooled Investment Vehicles			$0	$
	Other Accounts			$0	$

Thomas W. Conklin Jr.*	Registered Investment Companies			$0	$
	Other Pooled Investment Vehicles			$0	$
	Other Accounts			$0	$

* Information is as of December 31, 2024.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Beneficial Ownership of Securities

The following table indicates as of October 31, 2024 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed

Gregory J. Ryan
Jon A. Loth
Thomas W. Conklin Jr.*

* Information is as of December 31, 2024.

Transfer Agent

The Fund's transfer, shareholder services, and dividend paying agent is SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219140, Kansas City, Missouri 64121-9140.

Custodian

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Fund's shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated

January 1, 2011 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Fund appointed the Distributor to be its agent for the distribution of the Fund's shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Fund. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

Securities Lending Agent

State Street serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board of Directors, State Street effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom. For the services provided, a securities lending agent will receive fees and/or compensation from the Fund, which may include a portion of the income generated from securities lending activities.

The following table provides the dollar amounts of income and fees and/or compensation related to the Fund's securities lending activities during the fiscal year ended October 31, 2024:

Gross income from securities lending activities	$
Fees and/or compensation paid by the Fund for securities lending activities and related services:
Fees paid to Securities Lending Agent from a revenue split		(	)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split		(	)
Administrative fees not included in the revenue split		—
Indemnification fees not included in the revenue split		—
Rebate (paid to borrower)		(	)
Other fees not included in the revenue split		—
Aggregate fees/compensation for securities lending activities		(	)
Net income from securities lending activities	$

CODES OF ETHICS

The Fund, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund's securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties.

PROXY VOTING POLICIES

The Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund, and the Adviser has in turn delegated that responsibility to Nuveen Asset Management. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by Nuveen Asset Management.

The Sub-Adviser will vote proxies in accordance with the Nuveen Proxy Voting Guidelines, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as an Appendix to this SAI.

The Sub-Adviser relies on a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and Nuveen investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of Fund shareholders.

The Sub-Adviser believes that it has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Nuveen Fund Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting by Nuveen’s legal and compliance professionals.

The Nuveen Proxy Voting Policy permits the Sub-Adviser to refrain from voting in certain circumstances, including where it determines that it would be in the overall best interest of Fund shareholders not to vote (e.g., where proxy voting would result in a financial, legal, regulatory, or operational encumbrance or burden that outweighs the potential benefit to Fund shareholders of voting); and with respect to securities on loan through a securities lending program.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, a Board member, or a senior executive of the Fund, the Adviser, Sub-Adviser or their affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause the Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management causes the Fund to pay up in recognition of the value of the brokerage and research products and services (“Research Services”) the broker-dealer provides. The broker-dealer may directly provide Research Services to the Fund or may purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the Research Services with client commissions – so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the Research Services are eligible brokerage and research under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the amount of the commission is reasonable in relation to the value of the Research

Services provided, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management or its affiliates with respect to the managing of its accounts.

Nuveen Asset Management employs the use of commission sharing arrangements administered by its centralized equity trading desk. Under these arrangements, when Nuveen Asset Management pays a commission to an executing broker, a portion of the commission is for execution of the trade (brokerage) and a portion is for Research Services. The broker will allocate the Research Services portion of the commission to a pool of commission credits it maintains. The commission manager, at Nuveen Asset Management’s direction, pays Research Services providers for eligible research products and services. An executing broker may or may not be a Research Services provider. Nuveen Asset Management uses commission sharing arrangements to pay for both proprietary and third party Research Services. The centralized equity trading desk does not select Research Services.

Under Nuveen Asset Management’s commission sharing arrangements, Nuveen Equities (the integrated equity investment team of Nuveen Asset Management (excluding Public Real Assets) and certain affiliates) aggregates commission credits into a single pool, and allocates the Research Services among the respective Nuveen Equities investment teams based on factors such as asset size of the team’s equity strategy and the strategy’s geographic considerations. Commission credits generated by Nuveen Asset Management’s Public Real Assets accounts are aggregated into a separate pool to purchase Research Services, which generally supports the Nuveen Asset Management Public Real Assets investment team. Research Services will not necessarily directly and specifically benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services.

Research Services consist of products and services including some or all of the following: economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analytical tools for investment research and related consulting services, market data services and other services that assist in the investment decision making process, and meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons. Research products include written reports, computer-generated services, telephone contacts and personal meetings with securities analysts that assist in the investment decision-making process.

Nuveen Asset Management will use Research Services to benefit any client of Nuveen Asset Management or its affiliates, including the Fund, and at times the Research Services will not directly benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services. For example, Nuveen Asset Management uses clients’ equity commissions to pay for Research Services that at times will benefit other accounts of Nuveen Asset Management and its affiliates.

The Research Services that Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own research activities. As a practical matter, in some cases Nuveen Asset Management could not, on its own, generate all of the Research Services that broker-dealers provide without materially increasing its expenses. Soft dollar arrangements create a potential conflict by giving Nuveen Asset Management an incentive to trade frequently to generate commissions to pay for Research Services, which may not be in the best interests of its clients. Nuveen Asset Management attempts to mitigate these potential conflicts through its review and oversight of the use of commissions. Because of the nature of soft dollar arrangements, and because of the fact that any particular Research Service may be used to service all of Nuveen Asset Management’s advisory accounts (possibly to varying degrees) or fewer than all of its advisory accounts, Nuveen Asset Management is unable to quantify or estimate the value of any such services attributable to a particular advisory account with any meaningful degree of accuracy.

The Board of the Nuveen Funds and the Adviser have agreed that the Adviser will compensate the Fund for all of its soft dollar costs. This arrangement may only be changed with Board approval. Additionally, the Adviser will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Fund, including soft dollars attributable to the Fund.

Many of the Fund’s portfolio transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

The Fund does not effect any brokerage transactions in its portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

On behalf of the Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Fund (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when the Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The following table sets forth the aggregate brokerage commissions paid by the Fund for the specified periods:

Aggregate Brokerage Commissions Paid by the Fund
Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024
$185,649	$204,749	$

Brokerage commissions paid by the Fund may vary substantially from year to year as a result of changing asset levels throughout the year, portfolio turnover rates, differences in shareholder purchase and redemption activity, varying market conditions and other factors.

All soft dollar costs paid by the Fund during the fiscal year ended October 31, 2024, were or will be fully compensated by the Adviser.

During the fiscal year ended October 31, 2024, the Fund acquired the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended October 31, 2024:

Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of October 31, 2024)
$

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors, including a majority of the independent directors.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy that governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Fund's website ten business days after the end of the month. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Form N-CSR or Form N-PORT for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this context, portfolio holdings information does not include summary information from which the identity of the Fund’s specific portfolio holdings cannot reasonably be derived. The Fund may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), borrowers of its securities pursuant to securities lending transactions, and to the legal counsel for the Fund’s independent directors. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Fund, the Adviser, and the Sub-Adviser do not receive compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it, which includes a prohibition on trading on such non-public information.

Compliance officers of the Fund and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Directors on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

Advent
Adviser Compliance Associates, LLC
Bank of America PriceServe
Barclays Capital, Inc.

Barra
Bloomberg
Broadridge Investor Communication Solutions, Inc.
Broadridge Systems
Brown Brothers Harriman & Co.
Chapman and Cutler LLP
Compliance Solutions Strategies
Confluence NXT
Donnelley Financial Solutions
Eagle Investment Systems, LLC
Electra Information Systems
Ernst & Young
FactSet Research Systems
Financial Graphic Services
Glass, Lewis & Co.
ICE Benchmark Administration Limited
ICE Data Services
IHS Markit, Ltd.
ISS
Investortools
KPMG LLP
Kroll, LLC
Lipper Inc.
Moody’s
Morningstar, Inc.
Northern Trust Corp.
Omgeo LLC
PricewaterhouseCoopers LLP
PricingDirect Inc.
Refinitiv
Rimes Technologies Corporation
SS&C
Sherpa Funds Technology Pte. Ltd.
State Street Bank and Trust Co.
Strategic Insight
Wolters Kluwer

NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

CAPITAL STOCK

Each share of the Fund’s $0.0001 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Fund have no preemptive or conversion rights.

Each share of the Fund has one vote. On some issues, such as the election of directors, all shares of all NIF funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of NIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Maryland law and the 1940 Act.

The following table sets forth the percentage ownership of each person, who, as of February 3, 2025, owned of record, or is known by NIF to have owned beneficially, 5% or more of any class of the Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Small/Mid Cap Growth Opportunities Fund Class A Shares		%

Nuveen Small/Mid Cap Growth Opportunities Fund Class R6 Shares		%

Nuveen Small/Mid Cap Growth Opportunities Fund Class I Shares		%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. An adverse federal income tax audit of a partnership that the Fund invests in could result in the Fund being required to pay federal income tax or pay a deficiency dividend (without having received additional cash). If the Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by the Fund).

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into three categories: ordinary income distributions, capital gain dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Fund may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction (“DRD”) with respect to many dividends received from the Fund because the DRD is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the DRD.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, might be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal income tax rate of 28%, rather than the rates set forth above. In addition, capital gains received from assets held for more than one year that are considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) are taxed at a maximum stated tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividends, if any, is subject to the 28% tax rate or the 25% tax rate will be made based on the rules prescribed by the United States Treasury. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

When the Fund lends portfolio securities to a borrower as described above in “Investment Policies and Techniques—Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of the Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses prior to 2026.

Non-U.S. Tax Credit

If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain disclosures and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain disclosures and certain other conditions are met. These conditions include, but are not limited to, providing valid tax documentation certifying an investor’s non-U.S. status. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Capital Loss Carry-Forward

When the Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of October 31, 2024, the Fund had the following capital loss carry-forwards available for federal income tax purposes. The capital losses are not subject to expiration.

Short-Term	Long-Term	Total
$	$	$

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Fund provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 2024 of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$
Per share sales charge—5.75% of public offering price (___% of net asset value per share)
Per share offering price to the public	$

The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund (and your financial advisor’s commission will be reduced accordingly) if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gain distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

• investors purchasing $1,000,000 or more;

• investors purchasing shares through the reinvestment of Nuveen Mutual Fund dividends and capital gain distributions;

• investors purchasing shares for accounts held directly with the Fund that do not have a financial intermediary of record;

• current and former trustees/directors of the Nuveen Funds;

• current and retired employees of Nuveen, LLC and its affiliates or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

• employer-sponsored retirement plans as defined below, except that, in the case of employer-sponsored retirement plans held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to the Prospectus titled, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (except as described below), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans;

• SIMPLE IRAs opened before January 1, 2011 where Nuveen Securities, LLC is the broker of record;

• clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

• investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund's shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to the Prospectus titled, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

You or your financial advisor must notify the Distributor or the Fund’s transfer agent whenever you make a purchase of Class A shares of the Fund that you wish to be covered under these special sales charge waivers.

Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Funds toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount equaled or exceeded $1,000,000, a CDSC is imposed on any redemption within 18 months of purchase.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance; and (vi) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions from an IRA account upon reaching the qualified age based on applicable laws and regulations (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R6 Shares

In addition to financial intermediary accounts and direct purchaser accounts as described in the Prospectus, Class R6 shares are available to the following classes of investors, provided they meet the minimum investment and other eligibility requirements set forth below:

• Qualified retirement plans held in plan-level or omnibus accounts, including 401(k) plans, employer sponsored 403(b) plans, profit sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans;

• Foundations and endowment funds;

• Any state, county, or city, or its instrumentality, department, authority or agency;

• 457 plans, including 457(b) governmental entity plans and tax exempt plans;

• Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

• Investment companies;

• Corporations, including corporate non-qualified deferred compensation plans of such corporations;

• Collective investment trusts;

• Discretionary accounts managed by the Adviser or its affiliates;

• Health savings accounts (HSA);

• State-sponsored tuition savings plans (529);

• Insurance company separate accounts advised by or affiliated with the Adviser or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

There is no minimum initial investment for qualified retirement plans, health savings accounts and 529 savings plans. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $1,000. The Distributor may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1,000,000 in the Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

Class R6 shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

• current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• officers of Nuveen, LLC and its affiliates, and their immediate family members; and

• full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

• employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

• investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary;

• any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

• any plan organized under section 529 under the Code (i.e., a 529 plan);

• participants in the TIAA IRA or TIAA-CREF Investment Solutions IRA;

• current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• officers of Nuveen, LLC and its affiliates, and their immediate family members;

• full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gain distributions on their shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary’s fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging.

You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. You should be aware that exchanges between classes of shares of the same Fund may not be available for all accounts and may not be offered by the financial intermediary through which you may hold shares and that the financial intermediary through whom you hold shares may be authorized (e.g., under its account or similar agreement with you) to reject any share class exchange. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140 or by calling Nuveen Funds toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Funds toll-free at (800) 257-8787 to obtain an authorization form. The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A shares of a Nuveen Mutual Fund, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of any Nuveen Mutual Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred. Your financial advisor will not receive a commission on shares purchased pursuant to the reinstatement privilege.

Suspension of Right of Redemption

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Pursuant to a notice of election under Rule 18f-1, the Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period.

Purchase In-Kind

The Fund may allow the purchase of shares with investment securities (instead of cash), if it is determined that (i) the securities offered to the Fund are suitable for investment by the Fund and are appropriate, in type and amount, for investment by the Fund in light of its investment objective, policies and current holdings; (ii) the Fund expects to continue to hold the securities received in-kind, subject to subsequent changes in investment determinations regarding particular securities or as the need to raise cash by selling portfolio securities may arise; and (iii) the purchase in-kind is in the best interest of the Fund and its existing shareholders. If the Fund accepts the in-kind securities, the shareholder will receive Fund shares equal in NAV to the market value of the securities received.

Frequent Trading Policy

The Fund's Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including exchange transactions, or a redemption and then subsequent purchase of Fund shares, including exchange transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in the Fund by an investor account. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing 60-day period. Upon completion of a second Round Trip, the account will not be permitted to exchange in or purchase additional shares for a period of 90 days.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor)

who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain minimum thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund's Frequent Trading Policy. In addition, the Fund may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Fund believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Fund's Policy. The Fund cannot ensure that these financial intermediaries will in all cases apply the Fund's policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; (x) redemptions or exchanges by certain 529 plans; and (xi) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of the Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) redemptions to satisfy required minimum distributions from an IRA account due to a shareholder reaching the qualified age based on applicable laws and regulations.

Distribution and Service Plan

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the

Rule. The Plan authorizes the Fund to pay the Distributor distribution and/or shareholder servicing fees on the Fund’s Class A shares as described below. The distribution fees under the Plan are used for the primary purpose of compensating participating intermediaries for their sales of the Fund. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. Pursuant to the Plan, Class A shares are subject to the annual service fees (distribution and service fees collectively referred to herein as “12b-1 fees”). The 12b-1 fees are based on the average daily net assets of the class of shares of the Fund and are as follows:

	Annual Distribution Fee	Annual Service Fee	Total 12b-1 Fee
Class A	—	0.25%	0.25%

Class R6 and Class I shares are not subject to either distribution or service fees.

The service fee applicable to Class A shares under the Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended October 31, 2024, the Fund incurred 12b-1 fees pursuant to its Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors may determine. As noted above, no 12b-1 fees are paid with respect to Class R6 or Class I shares. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments.

12b-1 Fees Incurred by the Fund for the Fiscal Year Ended October 31, 2024
Class A	$

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time.

Under the Fund’s Plan, the Fund will report quarterly to the Board of Directors for its review of all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent directors who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Directors and a vote of the independent directors who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the directors who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent directors by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent directors of NIF will be committed to the discretion of the independent directors then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no director of the Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

If the Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the participating intermediaries receiving such payments.

General Matters

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in the Fund, an account will be opened and maintained for you by SS&C GIDS, the Fund's shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. The Fund does not issue share certificates. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of NIF. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by NIF pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following tables set forth the amount of underwriting commissions paid by the Fund, the amount of such commissions retained by the Distributor, and the amount of compensation on redemptions and repurchases for the specified periods. All figures are presented in thousands and are rounded to the nearest thousand.

Total Underwriting Commissions
Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024
$21	$20	$

Underwriting Commissions Retained by Distributor
Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024
$2	$2	$

Compensation on Redemptions and Repurchases
Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024
$1	$—	$

To help financial advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs. In addition, wholesale representatives of the

Distributor may visit financial advisors on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

As described in the Prospectus and elsewhere in this SAI, intermediaries that sell shares of the Nuveen Mutual Funds or provide services to their shareholders, such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries (individually, an “Intermediary,” and collectively, “Intermediaries”), may receive sales charge payments and, out of Fund assets, may be paid Rule 12b-1 distribution and service payments and sub-transfer agency payments. The Distributor and the Adviser make additional payments out of their own assets to selected Intermediaries. These payments are made for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Fund within the Intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the Fund in various ways within the Intermediary’s organization. These payments are made pursuant to negotiated agreements with Intermediaries. The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories. Further, representatives of the Distributor and its affiliates receive additional compensation related to the Nuveen Mutual Funds.

These payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.

Distribution-Related Payments

The Distributor and/or the Adviser make payments (sometimes referred to as “revenue sharing” payments) to selected Intermediaries as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Intermediary’s personnel or their customers, placing the Fund on the Intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the Intermediary, providing assistance in training and educating the Intermediary’s personnel on the Fund, and furnishing marketing support and other services.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing Payments

The Adviser and/or the Distributor make payments to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which an Intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/ investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform the services itself or arrange with a third party to perform such services.

TIAA-CREF Individual & Institutional Services, LLC (“TIAA-CREF IIS”), an affiliate of the Adviser and the Distributor, is one intermediary that receives servicing payments. The shareholder services agreement between TIAA-CREF IIS and the Distributor provides that in exchange for such services, TIAA-CREF IIS will receive payments of 0.25% of the average net assets of Fund shares on the TIAA-

CREF IIS retirement platform on an annual basis. The Distributor pays the portion of the fee that represents 0.05% of the average net assets of Fund shares attributable to TIAA-CREF IIS and the Fund pays the remainder.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Distribution-Related and Servicing Payment Guidelines

In the case of any one Intermediary, distribution-related and servicing payments made by the Adviser and/or the Distributor are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis (which amount also includes payments by the Fund for sub-transfer agency services).

Other Payments to Intermediaries

The Adviser and/or the Distributor, at their expense, provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund, which may be in addition to distribution-related and servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

The Adviser and/or the Distributor pay selected Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence meetings. These payments vary depending upon the Intermediary and the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsor due diligence meetings for Intermediaries’ registered representatives during which the registered representatives receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Compensation to the Distributor’s Representatives

Representatives of the Distributor and its affiliates receive additional compensation from the Adviser and/or the Distributor based on whether certain targets are met for sales of one or more Nuveen Mutual Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries eligible to receive one or more of the types of payments discussed above as of February 10, 2025:

ADP Broker-Dealer, Inc.

AXA Advisors, LLC

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

BB&T

BMO Harris Bank N.A.

BNY Mellon, N.A.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Cetera

Charles Schwab & Co., Inc.

Chase Investment Services

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Davenport & Co., LLC

Digital Retirement Solutions, Inc.

Dyatech, LLC

Edward Jones

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement

Financial Data Services, Inc.

First Clearing

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

Goldman Sachs

Great West Life and Annuity Insurance Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

ICMA Retirement Corporation

J.J.B. Hilliard, W.L. Lyons, Inc.

J.P. Morgan Retirement Plan Services, LLC

J.P. Morgan Securities LLC

JPMorgan Chase Bank, N.A.

Janney Montgomery Scott LLC

John Hancock Trust Company

Kestra Investment Services, LLC

LPL Financial Services

Ladenburg Thalmann Advisor Network LLC

Lincoln Financial Securities Corporation

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

Northwestern Mutual

NYLife Distributors LLC

Oppenheimer & Co.

Pershing LLC

PFS Investments Inc.

Primerica Shareholder Services, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

SI Financial Advisors

Southwest Securities, Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

Trust Company of America

U.S. Bancorp Investments, Inc.

U.S. Bank N.A

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Voya Financial (formerly ING)

Wedbush Morgan Securities

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Institutional Retirement & Trust

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since February 10, 2025 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Annual Report dated October 31, 2024. The Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings’ (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

1. The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

2. The nature and provisions of the financial obligation, and the promise we impute; and

3. The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

A-1

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five

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business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Long-Term Obligation Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short- term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating. The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

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Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Pledge-Specific Ratings

Pledge-specific ratings are opinions of the ability of a US state, local government, related entity, or nonprofit issuer to honor debt and debt-like obligations based upon specific security payment pledges or structural features.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see Moody’s methodology that discusses obligations with conditional liquidity support.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or

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counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Nonetheless, ratings do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, payments linked to performance of an equity index).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

International Long-Term Ratings

Issuer Credit Rating Scales

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC Very high levels of credit risk. Default of some kind appears probable.

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C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• the formal announcement by the issuer or their agent of a distressed debt exchange; or

• a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but

• has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

• has not otherwise ceased operating.

This would include:

• the selective payment default on a specific class or currency of debt;

• the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term ratings:

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis.

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APPENDIX B

NUVEEN PROXY VOTING POLICY

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the ‘’Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted.

Portfolio Company includes any publicly traded operating company held in an account that is managed by an Adviser. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and Nuveen’s Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or ad hoc basis to attend Committee meetings. The CCOs of CREF/TC Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

• Input from Advisory Personnel

• Third-party research

• Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Effective October 1, 2022

As Amended July 29, 2024

NUVEEN PROXY VOTING CONFLICTS OF INTEREST POLICY AND PROCEDURES

Policy Purpose and Statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and, for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy Statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO

ii. The Nuveen Executive Management Team and the Nuveen Extended Leadership Team

iii. Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i) – 1(iv)

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i) – 1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive1 of a Portfolio Company.

[1] Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for Funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship2 with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity1 and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

[2] Such criteria are defined in a separate standard operating procedure.

Policy Requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria3 to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

Roles and Responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

[3] Such criteria are defined in a separate standard operating procedure.

5. In instances where an Escalation Form is required as described above, the Stewardship Group member responsible for the recommendation completes and submits the form to a Stewardship Group manager and the Committee. The Stewardship Group will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the Stewardship Group will make reasonable efforts to provide a two-business-day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the Stewardship Group member who submitted the Escalation Form.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Effective October 1, 2022

As Amended July 29, 2024

NUVEEN PROXY VOTING GUIDELINES

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients. These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor Portfolio Companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the Portfolio Company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular resolution. The Stewardship Group relies on its professional judgment informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

II. Accountability and Transparency

Board of Directors

ELECT DIRECTORS

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

- Egregious compensation practices

- Lack of responsiveness to a failed vote

- Unequal treatment of shareholders

- Adoption of inappropriate antitakeover devices

- When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

- When board independence is not in line with local market regulations or best practices

- When a member of executive management sits on a key board committee that should be composed of only independent directors

- When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

• Board Refreshment

- When there is insufficient diversity on the board and the company has not demonstrated its commitment to making the board more diverse

- When we determine that director tenure is excessive and there has been no recent board refreshment

CONTESTED ELECTIONS

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

ESTABLISH SPECIFIC BOARD COMMITTEES

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

ANNUAL ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

CUMULATIVE VOTING

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

SEPARATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder Rights

PROXY ACCESS

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

RATIFICATION OF AUDITOR

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

SUPERMAJORITY VOTE REQUIREMENTS

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

DUAL-CLASS COMMON STOCK AND UNEQUAL VOTING RIGHTS

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

RIGHT TO CALL A SPECIAL MEETING

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

RIGHT TO ACT BY WRITTEN CONSENT

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

ANTITAKEOVER DEVICES (POISON PILLS)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

REINCORPORATION

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

CORPORATE POLITICAL INFLUENCE

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

• We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

CLOSED-END FUNDS

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation Issues

ADVISORY VOTES ON EXECUTIVE COMPENSATION (SAY ON PAY)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

EQUITY-BASED COMPENSATION PLANS

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid- capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

GOLDEN PARACHUTES

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

SHAREHOLDER RESOLUTIONS ON EXECUTIVE COMPENSATION

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG Shareholder Resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental Issues

GLOBAL CLIMATE CHANGE

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

USE OF NATURAL RESOURCES

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

IMPACT ON ECOSYSTEMS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

ANIMAL WELFARE

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues Related to Customers

PRODUCT RESPONSIBILITY

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

PREDATORY LENDING

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues Related to Employees and Suppliers

DIVERSITY AND NONDISCRIMINATION

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

GLOBAL LABOR STANDARDS

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues Related to Communities

CORPORATE RESPONSE TO GLOBAL HEALTH RISKS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

GLOBAL HUMAN RIGHTS CODES OF CONDUCT

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Effective October 1, 2022

As Amended December 18, 2023

As Amended July 29, 2024

MAI-FMCGO-0225P

PART C—OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Articles of Incorporation is incorporated by reference to post-effective amendment no. 21 filed on May 15, 1995, on Form N-1A for Registrant.

(a)(2)	Articles Supplementary designating new series and new share classes is incorporated by reference to post-effective amendment no. 36 filed on April 15, 1998, on Form N-1A for Registrant.

(a)(3)	Articles Supplementary designating new series and new share classes is incorporated by reference to post-effective amendment no. 53 filed on June 27, 2001, on Form N-1A for Registrant.

(a)(4)	Articles Supplementary designating new series is incorporated by reference to post-effective amendment no. 61 filed on April 30, 2002, on Form N-1A for Registrant.

(a)(5)	Articles Supplementary designating new series is incorporated by reference to post-effective amendment no. 64 filed on October 24, 2002, on Form N-1A for Registrant.

(a)(6)	Articles Supplementary designating new series is incorporated by reference to post-effective amendment no. 66 filed on January 28, 2003, on Form N-1A for Registrant.

(a)(7)	Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares is incorporated by reference to post-effective amendment no. 70 filed on June 30, 2004, on Form N-1A for Registrant.

(a)(8)	Articles Supplementary designating new series is incorporated by reference to post-effective amendment no. 72 filed on September 24, 2004, on Form N-1A for Registrant.

(a)(9)	Articles Supplementary designating new series is incorporated by reference to post-effective amendment no. 84 filed on December 20, 2006, on Form N-1A for Registrant.

(a)(10)	Articles Supplementary designating new series is incorporated by reference to post-effective amendment no. 87 filed on July 31, 2007, on Form N-1A for Registrant.

(a)(11)	Articles Supplementary designating new series is incorporated by reference to post-effective amendment no. 90 filed on December 17, 2007, on Form N-1A for Registrant.

(a)(12)	Articles Supplementary designating new share classes is incorporated by reference to post-effective amendment no. 93 filed on October 28, 2008, on Form N-1A for Registrant.

(a)(13)	Articles of Amendment, dated January 9, 2009, is incorporated by reference to post-effective amendment no. 95 filed on February 27, 2009, on Form N-1A for Registrant.

(a)(14)	Articles of Amendment, dated May 29, 2009, is incorporated by reference to post-effective amendment no. 97 filed on August 28, 2009, on Form N-1A for Registrant.

(a)(15)	Articles Supplementary designating new series and new share classes, filed June 23, 2009, is incorporated by reference to post-effective amendment no. 97 filed on August 28, 2009, on Form N-1A for Registrant.

(a)(16)	Articles Supplementary designating new series and new share class, filed September 17, 2009, is incorporated by reference to post-effective amendment no. 98 filed on September 29, 2009, on Form N-1A for Registrant.

(a)(17)	Articles of Amendment, filed January 22, 2010, is incorporated by reference to post-effective amendment no. 102 filed on February 26, 2010, on Form N-1A for Registrant.

(a)(18)	Articles Supplementary providing for name changes and names of new classes and series, filed October 26, 2010, is incorporated by reference to post-effective amendment no. 105 filed on October 29, 2010, on Form N-1A for Registrant.

(a)(19)	Articles of Amendment providing name change, dated March 23, 2011, is incorporated by reference to post-effective amendment no. 113 filed on June 28, 2011, on Form N-1A for Registrant.

(a)(20)	Articles Supplementary providing names of new class and series, filed July 2011, is incorporated by reference to post-effective amendment no. 118 filed on August 26, 2011, on Form N-1A for Registrant.

(a)(21)	Articles of Amendment regarding reorganization of Nuveen Large Cap Value Fund into Nuveen Dividend Value Fund, dated October 5, 2012, is incorporated by reference to post-effective amendment no. 133 filed on October 29, 2012, on Form N-1A for Registrant.

(a)(22)	Articles Supplementary providing names of new share class, dated November 14, 2012, is incorporated by reference to post-effective amendment no. 137 filed on February 28, 2013, on Form N-1A for Registrant.

(a)(23)	Articles Supplementary providing names of new share class, dated December 11, 2013, is incorporated by reference to post-effective amendment no. 152 filed on December 12, 2013, on Form N-1A for Registrant.

(a)(24)	Articles of Amendment regarding reorganization of Nuveen Mid Cap Select Fund into Nuveen Symphony Mid-Cap Core Fund, dated September 25, 2013, is incorporated by reference to post-effective amendment no. 153 filed on February 10, 2014, on Form N-1A for Registrant.

(a)(25)	Articles of Amendment regarding reorganization of Nuveen International Fund into Nuveen International Select Fund, dated October 18, 2013, is incorporated by reference to post-effective amendment no. 153 filed on February 10, 2014, on Form N-1A for Registrant.

(a)(26)	Articles of Amendment regarding reorganization of Nuveen Quantitative Enhanced Core Equity Fund into Nuveen Symphony Low Volatility Equity Fund, dated October 18, 2013, is incorporated by reference to post-effective amendment no. 153 filed on February 10, 2014, on Form N-1A for Registrant.

(a)(27)	Articles of Amendment regarding reorganization of Nuveen International Select Fund into Nuveen International Growth Fund, dated September 16, 2014, is incorporated by reference to post-effective amendment no. 161 filed on September 26, 2014, on Form N-1A for Registrant.

(a)(28)	Articles Supplementary designating new share classes, dated November 18, 2014, is incorporated by reference to post-effective amendment no. 167 filed on January 20, 2015, on Form N-1A for Registrant.

(a)(29)	Articles Supplementary designating new share classes, dated April 14, 2016, is incorporated by reference to post-effective amendment no. 185 filed on April 29, 2016, on Form N-1A for Registrant.

(a)(30)	Articles Supplementary designating new share classes, dated December 1, 2016, is incorporated by reference to post-effective amendment no. 197 filed on February 28, 2017, on Form N-1A for Registrant.

(a)(31)	Articles Supplementary designating new share classes, dated February 16, 2017, is incorporated by reference to post-effective amendment no. 197 filed on February 28, 2017, on Form N-1A for Registrant.

(a)(32)	Articles of Amendment to Amended and Restated Articles of Incorporation, dated October 11, 2017, is incorporated by reference to post-effective amendment no. 205 filed on October 27, 2017, on Form N-1A for Registrant.

(a)(33)	Articles Supplementary designating new share classes, dated December 14, 2017, is incorporated by reference to post-effective amendment no. 207 filed on December 22, 2017, on Form N-1A for Registrant.

(a)(34)	Articles Supplementary designating new share classes, dated April 10, 2018, is incorporated by reference to post-effective amendment no. 212 filed on April 20, 2018, on Form N-1A for Registrant.

(a)(35)	Articles of Amendment regarding reorganization of Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund and Nuveen Short Term Bond Fund into TIAA-CREF Bond Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF Inflation-Linked Bond Fund and TIAA-CREF Short-Term Bond Fund, respectively, dated June 13, 2019, is incorporated by reference to post-effective amendment no. 228 filed on July 29, 2019, on Form N-1A for Registrant.

(a)(36)	The Articles of Amendment and Restatement First American Investment Funds, Inc., dated January 25, 1994, is incorporated by reference to post-effective amendment no. 259 filed on September 28, 2023, on Form N-1A for Registrant.

(a)(37)	Articles of Amendment to Amended and Restated Articles of Incorporation of First American Investment Funds, Inc., dated December 1, 1997, is incorporated by reference to post-effective amendment no. 259 filed on September 28, 2023, on Form N-1A for Registrant.

(b)	Bylaws, as amended, is incorporated by reference to post-effective amendment no. 239 filed on July 7, 2020, on Form N-1A for Registrant.

(c)	Not applicable.

(d)(1)	Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 164 filed on October 28, 2014, on Form N-1A for Registrant.

(d)(2)	Amended Schedules A and B of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated June 30, 2016, is incorporated by reference to post-effective amendment no. 189 filed on June 30, 2016, on Form N-1A for Registrant.

(d)(3)	Renewal and Amendment of Management Agreements between Registrant and Nuveen Fund Advisors, LLC, dated July 24, 2017, is incorporated by reference to post-effective amendment no. 201 filed on July 28, 2017, on Form N-1A for Registrant.

(d)(4)	Continuance of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 30, 2019, is incorporated by reference to post-effective amendment no. 230 filed on September 27, 2019, on Form N-1A for Registrant.

(d)(5)	Continuance and Amendment of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated May 1, 2024, is incorporated by reference to post-effective amendment no. 263 filed on July 29, 2024, on Form N-1A for Registrant.

(d)(6)	Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 164 filed on October 28, 2014, on Form N-1A for Registrant.

(d)(7)	Amended Schedule A of Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated December 22, 2014, is incorporated by reference to post-effective amendment no. 175 filed on August 28, 2015, on Form N-1A for Registrant.

(d)(8)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated April 30, 2024, is incorporated by reference to post-effective amendment no. 263 filed on July 29, 2024, on Form N-1A for Registrant.

(e)(1)	Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated January 1, 2011, is incorporated by reference to post-effective amendment no. 109 filed on February 28, 2011, on Form N-1A for Registrant.

(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated May 1, 2024, is incorporated by reference to post-effective amendment no. 263 filed on July 29, 2024, on Form N-1A for Registrant.

(f)	Nuveen/TIAA-CREF Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees effective January 1, 2024, is incorporated by reference to post-effective amendment no. 261 filed on February 28, 2024, on Form N-1A for Registrant.

(g)(1)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 15, 2015, is incorporated by reference to post-effective amendment no. 241 filed on July 29, 2020, on Form N-1A for Registrant.

(g)(2)	Amendment and Appendix A to the Amended and Restated Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to post-effective amendment no. 243 filed on September 28, 2020, on Form N-1A for Registrant.

(g)(3)	Amendment and Appendix A to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated September 8, 2022, is incorporated by reference to post-effective amendment no. 255 filed on December 29, 2022, on Form N-1A for Registrant.

(g)(4)	Amendment to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated December 11, 2024, is filed herewith.

(h)(1)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., n/k/a DST Asset Manager Solutions, Inc., dated May 11, 2012, is incorporated by reference to post-effective amendment no. 129 filed on August 28, 2012, on Form N-1A for Registrant.

(h)(2)	Amendment to Transfer Agency and Service Agreement, dated May 1, 2017, is incorporated by reference to post-effective amendment no. 201 filed on July 28, 2017, on Form N-1A for Registrant.

(h)(3)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of May 10, 2020, is incorporated by reference to post-effective amendment no. 239 filed on July 7, 2020, on Form N-1A for Registrant.

(h)(4)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of September 15, 2022, is incorporated by reference to post-effective amendment no. 255 filed on December 29, 2022, on Form N-1A for Registrant.

(h)(5)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of March 1, 2024, is incorporated by reference to post-effective amendment no. 262 filed on April 29, 2024, on Form N-1A for Registrant.

(h)(6)	Securities Lending Authorization Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated August 12, 2020, is incorporated by reference to post-effective amendment no. 244 filed on October 28, 2020, on Form N-1A for Registrant.

(h)(7)	Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 250 filed on February 28, 2022, on Form N-1A for Registrant.

(h)(8)	Amendment Number 1 to Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2023, is incorporated by reference to post-effective amendment no. 256 filed on February 28, 2023, on Form N-1A for Registrant.

(h)(9)	Rule 12d1-4 Investment Agreement between Registrant and VanEck ETF Trust, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 250 filed on February 28, 2022, on Form N-1A for Registrant.

(h)(10)	Rule 12d1-4 Investment Agreement between Registrant, Thrivent Mutual Funds and Thrivent Series Fund, Inc., dated January 19, 2022, is incorporated by reference to post-effective amendment no. 250 filed on February 28, 2022, on Form N-1A for Registrant.

(h)(11)	Rule 12d1-4 Investment Agreement between Registrant and MainStay Funds Trust, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 250 filed on February 28, 2022, on Form N-1A for Registrant.

(h)(12)	Rule 12d1-4 Investment Agreement between Registrant and Litman Gregory Funds Trust, dated January 21, 2022, is incorporated by reference to post-effective amendment no. 250 filed on February 28, 2022, on Form N-1A for Registrant.

(h)(13)	Rule 12d1-4 Investment Agreement between Registrant and The Lazard Funds, Inc., dated May 26, 2023, is incorporated by reference to post-effective amendment no. 258 filed on July 28, 2023, on Form N-1A for Registrant.

(h)(14)	Amendment to Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated July 12, 2024, is incorporated by reference to post-effective amendment no. 263 filed on July 29, 2024, on Form N-1A for Registrant.

(i)	Not applicable.

(j)	Consent of Independent Registered Public Accounting Firm, dated , 2024, will be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)	Amended and Restated Plan of Distribution and Service Pursuant to Rule 12b-1, effective January 26, 2017, as amended August 3, 2022, is incorporated by reference to post-effective amendment no. 262 filed on April 29, 2024, on Form N-1A for Registrant.

(n)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended January 26, 2017, is incorporated by reference to post-effective amendment no. 201 filed on July 28, 2017, on Form N-1A for Registrant.

(o)	Reserved.

(p)(1)	Code of Ethics, as amended January 1, 2024, is incorporated by reference to post-effective amendment no. 261 filed on February 28, 2024, on Form N-1A for Registrant.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, TIAA-CREF Funds and TIAA-CREF Life Funds, dated January 1, 2024, is incorporated by reference to post-effective amendment no. 261 filed on February 28, 2024, on Form N-1A for Registrant.

(q)	Original Powers of Attorney of Messrs. Boateng, Forrester, Kenny, Moschner, Nelson, Starr, Thornton, Toth, Young, Mss. Lancellotta, Medero and Wolff, dated January 1, 2024, is incorporated by reference to post-effective amendment no. 261 filed on February 28, 2024, on Form N-1A for Registrant.

Item 29. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30. Indemnification

The Registrant’s Articles of Incorporation and Bylaws provide that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person who, at the request of the Registrant, serves or served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys’ and accountants’ fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the General Corporation Law of the State of Maryland or the Investment Company Act of 1940 (the “1940 Act”). The Registrant’s Articles of Incorporation and Bylaws further provide that no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

The directors and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Executive Vice President and Chief Financial Officer	Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer (since 2020), Nuveen Alternative Advisors LLC; Executive Vice President (since 2024) and Chief Financial Officer (since 2020), formerly, Senior Vice President (2020-2024), TIAA-CREF Asset Management LLC; formerly, Senior Vice President and Chief Financial Officer (2020-2023), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Executive Vice President (since 2022),

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
formerly, Senior Vice President (2020-2022), and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Erik Mogavero, Managing Director and Chief Compliance Officer	Formerly employed by Deutsche Bank (2013-2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Michael A. Perry, President	Chief Executive Officer (since 2023), formerly, Co-Chief Executive Officer (2019-2023), Executive Vice President (2017-2019) and Managing Director (2015-2017) of Nuveen Securities, LLC; and Executive Vice President (since 2017) of Nuveen Alternative Advisors LLC.

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to Nuveen Small/Mid Cap Growth Opportunities Fund and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman	President	Chief Executive Officer and President (since 2024), formerly, Executive Vice President (2020-2024) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; President, Nuveen Investments, Inc. (since 2020), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC.

Stuart J. Cohen	Managing Director, Head of Legal and Assistant Secretary	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternative Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Associate General Counsel (since 2023), formerly, General Counsel (2019-2023), of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley	Managing Director and Chief Compliance Officer	Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak	Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, NuShares ETF Trust, TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606	Chief Executive Officer	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Assistant Secretary	Vice President and Assistant Secretary

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Certificate of Incorporation, By-Laws, minutes of director and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 20th of December, 2024.

NUVEEN INVESTMENT FUNDS, INC.

By:	/s/ MARK J. CZARNIECKI
Mark J. Czarniecki
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ MARC CARDELLA MARC CARDELLA	Vice President and Controller (principal financial and accounting officer)			December 20, 2024

/S/ JORDAN M. FARRIS JORDAN M. FARRIS	Chief Administrative Officer (principal executive officer)			December 20, 2024

THOMAS J. KENNY*	Co-Chair of the Board and Director	ü ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ý ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï þ	By:	/S/ MARK J. CZARNIECKI MARK J. CZARNIECKI Attorney-in-Fact December 20, 2024
ROBERT L. YOUNG*	Co-Chair of the Board and Director
JOSEPH A. BOATENG*	Director
MICHAEL A. FORRESTER*	Director
AMY B.R. LANCELLOTTA*	Director
JOANNE T. MEDERO*	Director
ALBIN F.MOSCHNER*	Director
JOHN K. NELSON*	Director
LOREN M. STARR*	Director
MATTHEW THORNTON III*	Director
TERENCE J. TOTH *	Director
MARGARET L. WOLFF*	Director

*

An original power of attorney dated January 1, 2024, authorizing, among others, Mark  J. Czarniecki to execute this registration statement, and amendments thereto, for each of the directors of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Exhibit

(g)(4)	Amendment to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated December 11, 2024.